Exhibit 10.3
          This SUPPLEMENT NO. 1 dated as of December 22, 2010 (this “Supplement”), is delivered in connection with the Security Agreement dated as of July 31, 2009 (as amended or otherwise modified from time to time, the “Security Agreement”), by and between Basic Energy Services, Inc., a Delaware corporation (the “Company”), each of the Guarantors party thereto (the “Guarantors,” and together with the Company, the “Grantors”) in favor of The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) under the Indenture dated as of July 31, 2009 (as amended, supplemented or otherwise modified, the “Indenture”) among the Company, the guarantors named therein and the Trustee, for the benefit of the holders of the Note Obligations (as defined therein).
     A Reference is made to Section 4.20 and Section 10.07 of the Indenture, which provide for the manner by which a newly formed or acquired subsidiary of the Company shall or may become a Guarantor under the Indenture.
     B. The Guarantors party to the Indenture have entered into the Security Agreement to secure payment of the Company’s 11.625% Senior Secured Notes due 2014 and the Note Guarantees (as defined in the Indenture) under the Indenture. Section 7.12 of the Security Agreement provides that additional Subsidiaries of the Company that are required to become Guarantors by executing a supplement to the Indenture shall execute and deliver to the Trustee a supplement to the Security Agreement, pursuant to which such Guarantor will grant the Trustee a first-priority lien on certain collateral secured by the Security Agreement. Each undersigned Subsidiary (each a “New Grantor” and collectively, the “New Grantors”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Grantor under the Security Agreement.
     C. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Indenture.
          Accordingly, the Trustee and each New Grantor agree as follows:
     SECTION 1. In accordance with Section 7.12 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor, and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof. The Schedules to the Security Agreement are hereby supplemented by the Schedules attached hereto with respect to each New Grantor. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Trustee, for the benefit of the holders of the Obligations, a security interest in and lien on all of such New Grantor’s right, title and interest in and to the Collateral of such New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantors.
     SECTION 2. Each New Grantor represents and warrants to the Trustee that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     SECTION 4. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
     SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     SECTION 6. All communications and notices to the New Grantors under the Security Agreement shall be in writing and given as provided in Section 7.02 of the Security Agreement to the addresses for the New Grantors set forth under their signatures below.
     SECTION 7. Each New Grantor agrees to reimburse the Trustee for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Trustee.

          IN WITNESS WHEREOF, the New Grantors and the Trustee have duly executed this Supplement to the Security Agreement as of the day and year first above written.

NEW GRANTOR:

ADMIRAL WELL SERVICE, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President
	Address:	500 W. Illinois Midland, TX 79701

PLATINUM PRESSURE SERVICES, INC.
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President
	Address:	500 W. Illinois Midland, TX 79701

TAYLOR INDUSTRIES, LLC
By:	/s/ Kenneth V. Huseman
	Name:	Kenneth V. Huseman
	Title:	President
	Address:	500 W. Illinois Midland, TX 79701

Signature Page to Supplement No. 1 to Security Agreement

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:	/s/ Julie Hoffman-Ramos
	Name:	Julie Hoffman-Ramos
	Title:	Senior Associate

Signature Page to Supplement No. 1 to Security Agreement